EXHIBIT 32


                        CERTIFICATION OF PERIODIC REPORT
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                             18 U.S.C. Section 1350

I, the undersigned, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        o the quarterly report on Form 10-QSB of Perfisans Holdings, Inc. (the "Company") for the period ended September 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        o the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   August 14, 2006

                                            /s/ To-Hon Lam
                                            ----------------------------
                                            To-Hon Lam
                                            Chief Executive Officer & Principal
                                            Accounting Officer



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